                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP                 Security Description: (MET) Secondary

Issuer: MetLife, Inc (MET) Secondary                            Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                REQUIRED INFORMATION                    ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   03/03/2011        None                                      YES

 2.   Trade Date                                      03/03/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $43.25          None                                      YES

 4.   Price Paid per Unit                               $43.25          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                $.22           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $220,575         None                                      YES

 9.   Total Size of Offering                        $6,349,520,044      None                                      YES

10.   Total Price Paid by the Fund plus Total        $109,007,300       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           GOLDMAN SACHS & CO.   Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: DTV 5.00% March 1,2021

Issuer: DIRECTV Holdings LLC and DIRECTV Financing Co           Offering Type:        US Registered
        (DTV 5.00% March 1, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   03/07/2011        None                                      YES

 2.   Trade Date                                      03/07/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.559         None                                      YES

 4.   Price Paid per Unit                               $99.559         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.45%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $32,854         None                                      YES

 9.   Total Size of Offering                        $1,493,385,000      None                                      YES

10.   Total Price Paid by the Fund plus Total         $26,375,170       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund              CREDIT SUISSE      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL             SECURITIES (US) LLC   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: CARMX 2011-1 A3 1.29%
                                                                                      September 15,2015

Issuer: CarMax Auto Owner Trust 2011-1 A#                       Offering Type:        US Registered
        (CARMX 2011-1 A3 1.29% September 15,2015)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   03/09/2011        None                                      YES

 2.   Trade Date                                      03/09/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.979         None                                      YES

 4.   Price Paid per Unit                               $99.979         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.23%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $119,975         None                                      YES

 9.   Total Size of Offering                         $224,953,200       None                                      YES

10.   Total Price Paid by the Fund plus Total         $17,416,377       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: (CARMX 2011-1 A4 2.16%
                                                                                      September 15,2016)

Issuer: CarMax Auto Owner Trust 2011-1 A4                       Offering Type:        US Registered
        (CARMX 2011-1 A4 2.16% September 15,2016)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   03/09/2011        None                                      YES

 2.   Trade Date                                      03/09/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.975         None                                      YES

 4.   Price Paid per Unit                               $99.975         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.31%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $129,967         None                                      YES

 9.   Total Size of Offering                         $110,022,443       None                                      YES

10.   Total Price Paid by the Fund plus Total         $22,664,323       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP                  Security Description: (HCA) IPO

Issuer: HCA Holdings Inc (HCA) IPO                              Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   03/09/2011        None                                      YES

 2.   Trade Date                                      03/09/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $30.00          None                                      YES

 4.   Price Paid per Unit                               $30.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                $1.09          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $1,278,000        None                                      YES

 9.   Total Size of Offering                        $3,786,000,000      None                                      YES

10.   Total Price Paid by the Fund plus Total         $45,000,000       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            CITIGROUP GLOBAL     Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                   MARKETS         affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value VP                  Security Description: (HCP) Secondary

Issuer: HCP Inc (HCP) Secondary                                 Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   03/22/2011        None                                      YES

 2.   Trade Date                                      03/22/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $36.90          None                                      YES

 4.   Price Paid per Unit                               $36.90          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                $1.11          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $339,480         None                                      YES

 9.   Total Size of Offering                        $1,107,000,000      None                                      YES

10.   Total Price Paid by the Fund plus Total         $26,689,770       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           MERRILL LYNCH & CO    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                     INC           affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP                 Security Description: (PPL) Secondary

Issuer: PPL Corporation (PPL) Secondary                         Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   04/11/2011        None                                      YES

 2.   Trade Date                                      04/11/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $25.30          None                                      YES

 4.   Price Paid per Unit                               $25.30          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                $0.76          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $78,430         None                                      YES

 9.   Total Size of Offering                        $2,024,000,000      None                                      YES

10.   Total Price Paid by the Fund plus Total         $27,996,980       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund              CREDIT SUISSE      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                 SECURITIES        affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: ENTERP 4.50% August 16,2021 144A

Issuer: ERAC USA Finance Company                                Offering Type:        144A
        (ENTERP 4.50% August 16, 2021 144A)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/09/2011        None                                      YES

 2.   Trade Date                                      05/09/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.536         None                                      N/A

 4.   Price Paid per Unit                               $99.536         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.65%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $34,838         None                                      N/A

 9.   Total Size of Offering                         $497,680,000       None                                      N/A

10.   Total Price Paid by the Fund plus Total         $6,006,998        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            BARCLAYS CAPITAL     Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                     INC           affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES                                                     YES
      manager, was the instruction listed                               Must be "Yes" or "N/A"
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: ENTERP 4.50% 16,2021 144A

Issuer: ERAC USA Finance Company                                Offering Type:        144A
        (ENTERP 4.50% August 16, 2021 144A)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/09/2011         None                                      YES

 2.   Trade Date                                     05/09/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.536          None                                      N/A

 4.   Price Paid per Unit                              $99.536          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.65%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $35,833          None                                      N/A

 9.   Total Size of Offering                        $497,680,000        None                                      N/A

10.   Total Price Paid by the Fund plus Total        $6,006,998         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            BARCLAYS CAPITAL     Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                   INC             affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES                                                      YES
      manager, was the instruction listed                               Must be "Yes" or "N/A"
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: CVS 4.125% 15, 2021

Issuer: CVS Caremark Corporation (CVS 4.125% May 15, 2021)      Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/09/2011         None                                      YES

 2.   Trade Date                                     05/09/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $98.684          None                                      YES

 4.   Price Paid per Unit                              $98.684          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.65%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $78,947          None                                      YES

 9.   Total Size of Offering                        $542,762,000        None                                      YES

10.   Total Price Paid by the Fund plus Total        $1,973,680         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            BARCLAYS CAPITAL     Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                    INC            affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: CVS 5.75% May 15, 2041

Issuer: CVS Caremark Corporation (CVS 5.75% May 15,2041)        Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/09/2011         None                                      YES

 2.   Trade Date                                     05/09/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $98.329          None                                      YES

 4.   Price Paid per Unit                              $98.329          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.88%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $39,332          None                                      YES

 9.   Total Size of Offering                        $934,125,500        None                                      YES

10.   Total Price Paid by the Fund plus Total        $8,466,127         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            BARCLAYS CAPITAL     Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                   INC             affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: 2011-B A3 (HART 2011-B A3
                                                                                      1.04% September 15,2015)

Issuer: Hyundai Auto Receivables Trust                          Offering Type:        US Registered
        2011-B A3 (HART 2011-B A3 1.04% September 15,2015)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                    05/11/2011       None                                      YES

 2.   Trade Date                                       05/11/2011       Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.97842       None                                      YES

 4.   Price Paid per Unit                               $99.97842       Must not exceed #3                        YES

 5.   Years of Issuer's Operations                     MORE THAN 3      Must be at least three years *            YES

 6.   Underwriting Type                                   FIRM          Must be firm                              YES

 7.   Underwriting Spread                                 0.23%         Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                       $50,989        None                                      YES

 9.   Total Size of Offering                          $276,940,223      None                                      YES

10.   Total Price Paid by the Fund plus Total          $8,045,263       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            BOFA MERRILL LYNCH   Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                 YES          Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: (HART 2011-B A4 1.65%
                                                                                      February 15, 2017)

Issuer: Hyundai Auto Receivables Trust 2011-B A4                Offering Type:        US Registered
        (HART 2011-B A4 1.65% February 15, 2017)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                    05/11/2011       None                                      YES

 2.   Trade Date                                       05/11/2011       Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.97982       None                                      YES

 4.   Price Paid per Unit                               $99.97982       Must not exceed #3                        YES

 5.   Years of Issuer's Operations                     MORE THAN 3      Must be at least three years *            YES

 6.   Underwriting Type                                   FIRM          Must be firm                              YES

 7.   Underwriting Spread                                 0.29%         Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                       $56,988        None                                      YES

 9.   Total Size of Offering                          $110,027,792      None                                      YES

10.   Total Price Paid by the Fund plus Total          $9,928,996       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund            BOFA MERRILL LYNCH   Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                 YES          Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: XRX 4.50 % May 15, 2021

Issuer: Xerox Corporation                                       Offering Type:        US Registered
        (XRX 4.50% May 15, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                    05/13/2011       None                                      YES

 2.   Trade Date                                       05/13/2011       Must be the same as #1                    YES

 3.   Unit Price of Offering                             $99.246        None                                      YES

 4.   Price Paid per Unit                                $99.246        Must not exceed #3                        YES

 5.   Years of Issuer's Operations                     MORE THAN 3      Must be at least three years *            YES

 6.   Underwriting Type                                   FIRM          Must be firm                              YES

 7.   Underwriting Spread                                 0.65%         Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                       $23,819        None                                      YES

 9.   Total Size of Offering                          $694,722,000      None                                      YES

10.   Total Price Paid by the Fund plus Total          $6,755,675       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             CITIGROUP GLOBAL    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                    MARKETS        affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                 YES          Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: GXP 4.85% June, 1 2021

Issuer: Great Plains Energy Inc                                 Offering Type:        US Registered
        (GXP 4.85% June, 1 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/16/2011         None                                      YES

 2.   Trade Date                                     05/16/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.904          None                                      YES

 4.   Price Paid per Unit                              $99.904          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.65%           Sub-Adviser determination to be           YES
                                                                        made
 8.   Total Price paid by the Fund                     $13,987                                                    YES
                                                                        None

 9.   Total Size of Offering                        $349,664,000                                                  YES
                                                                        None

10.   Total Price Paid by the Fund plus Total        $2,508,589         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: BRK 5.40% June 1, 2041

Issuer: Burlington North Santa Fe, LLC                          Offering Type:        US Registered
        (BRK 5.40% June 1, 2041)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/16/2011         None                                      YES

 2.   Trade Date                                     05/16/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.688          None                                      YES

 4.   Price Paid per Unit                              $99.688          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.88%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $59,813          None                                      YES

 9.   Total Size of Offering                        $498,440,000        None                                      YES

10.   Total Price Paid by the Fund plus Total        $8,406,689         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           CITIGROUP GLOBAL      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                  MARKETS          affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: RIOLN 4.125% May 20, 2021

Issuer: Rio Tinto Finance (USA) Limited                         Offering Type:        US Registered
        (RIOLN 4.125% May 20, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/17/2011         None                                      YES

 2.   Trade Date                                     05/17/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.935          None                                      YES

 4.   Price Paid per Unit                              $99.935          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.45%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $79,948          None                                      YES

 9.   Total Size of Offering                        $999,350,000        None                                      YES

10.   Total Price Paid by the Fund plus Total        $1,898,765         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           RBS SECURITIES INC    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: CSX 4.25% June 1, 2021

Issuer: CSX Corporation                                         Offering Type:        US Registered
        (CSX 4.25% June 1, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/20/2011         None                                      YES

 2.   Trade Date                                     05/20/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.499          None                                      YES

 4.   Price Paid per Unit                              $99.499          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.65%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $22,885          None                                      YES

 9.   Total Size of Offering                        $348,246,500        None                                      YES

10.   Total Price Paid by the Fund plus Total        $2,813,832         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           UBS SECURITIES LLC    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: CSX Corporation
                                                                                      (CSX 4.25% June 1, 2021)

Issuer: CSX Corporation                                         Offering Type:        US Registered
        (CSX 4.25% June 1, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/20/2011         None                                      YES

 2.   Trade Date                                     05/20/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.499          None                                      YES

 4.   Price Paid per Unit                              $99.499          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.65%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $21,890          None                                      YES

 9.   Total Size of Offering                        $348,246,500        None                                      YES

10.   Total Price Paid by the Fund plus Total        $2,813,832         #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           UBS SECURITIES LLC    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: CSX 5.50% April 15, 2041

Issuer: CSX Corporation                                         Offering Type:        US Registered
        (CSX 5.50% April 15, 2041)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/20/2011        None                                      YES

 2.   Trade Date                                      05/20/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.326         None                                      YES

 4.   Price Paid per Unit                               $99.326         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.88%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $36,751         None                                      YES

 9.   Total Size of Offering                         $248,315,000       None                                      YES

10.   Total Price Paid by the Fund plus Total         $5,896,985        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund              CREDIT SUISSE      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL             SECURITIES (US) LLC   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: AON 3.125% May 27, 2016

Issuer: Aon Corporation                                         Offering Type:        US Registered
        (AON 3.125% May 27, 2016)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/24/2011        None                                      YES

 2.   Trade Date                                      05/24/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.959         None                                      YES

 4.   Price Paid per Unit                               $99.959         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.50%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $28,988         None                                      YES

 9.   Total Size of Offering                         $499,795,000       None                                      YES

10.   Total Price Paid by the Fund plus Total         $6,582,300        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             MORGAN KEEGAN &     Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                   COMPANY         affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: HPQ 4.30% June 1, 2021

Issuer: Hewlett-Packard Company                                 Offering Type:        US Registered
        (HPQ 4.30% June 1, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/25/2011        None                                      YES

 2.   Trade Date                                      05/25/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.799         None                                      YES

 4.   Price Paid per Unit                               $99.799         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.45%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $66,865         None                                      YES

 9.   Total Size of Offering                        $1,247,487,500      None                                      YES

10.   Total Price Paid by the Fund plus Total         $21,411,875       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           RBS SECURITIES INC    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: (FSL) IPO

Issuer: Freescale Semiconductor Holdings I, LTD                 Offering Type:        US Registered
        (FSL) IPO

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/26/2011        None                                      YES

 2.   Trade Date                                      05/26/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $18.00          None                                      YES

 4.   Price Paid per Unit                               $18.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                $0.81          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $27,000         None                                      YES

 9.   Total Size of Offering                         $783,000,000       None                                      YES

10.   Total Price Paid by the Fund plus Total         $92,655,000       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund              DEUTSCHE BANK      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                 SECURITIES        affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Enhanced Index VP                 Security Description: (FSL) IPO

Issuer: Freescale Semiconductor Holdings I, TLD                 Offering Type:        US Registered
        (FSL IPO)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/26/2011        None                                      YES

 2.   Trade Date                                      05/26/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $18.00          None                                      YES

 4.   Price Paid per Unit                               $18.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                $0.81          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $129,600         None                                      YES

 9.   Total Size of Offering                         $783,000,000       None                                      YES

10.   Total Price Paid by the Fund plus Total         $92,655,000       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund              DEUTSCHE BANK      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                 SECURITIES        affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Multi-Managed Balanced VP         Security Description: (FSL) IPO

Issuer: Freescale Semiconductor Holdings I, LTD                 Offering Type:        US Registered
        (FSL) IPO

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/26/2011        None                                      YES

 2.   Trade Date                                      05/26/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $18.00          None                                      YES

 4.   Price Paid per Unit                               $18.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                $0.81          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $331,200         None                                      YES

 9.   Total Size of Offering                         $783,000,000       None                                      YES

10.   Total Price Paid by the Fund plus Total         $92,655,000       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund              DEUTSCHE BANK      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                 SECURITIES        affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: NEE 5.125% June 1, 2041

Issuer: Florida Power & Light Company                           Offering Type:        US Registered
        (NEE 5.125% June 1, 2041)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   06/06/2011        None                                      YES

 2.   Trade Date                                      06/06/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.910         None                                      YES

 4.   Price Paid per Unit                               $99.910         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.88%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $22,979         None                                      YES

 9.   Total Size of Offering                         $249,775,000       None                                      YES

10.   Total Price Paid by the Fund plus Total         $6,715,950        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund               BNP PARIBAS       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                  SECURITES        affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead                YES           Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: CTL 6.45% June 15. 2021

Issuer: CenturyLink, Inc                                        Offering Type:        US Registered
        (CLT 6.45% June 15, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   06/09/2011        None                                      YES

 2.   Trade Date                                      06/09/2011        Must be the same as #1                    YES

 3.   Unit Price of Offering                            $99.659         None                                      YES

 4.   Price Paid per Unit                               $99.659         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                    MORE THAN 3       Must be at least three years *            YES

 6.   Underwriting Type                                  FIRM           Must be firm                              YES

 7.   Underwriting Spread                                0.80%          Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                      $59,795         None                                      YES

 9.   Total Size of Offering                        $1,245,737,500      None                                      YES

10.   Total Price Paid by the Fund plus Total         $15,148,168       #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             BARCLAYS CAPITAL    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                    INC            affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: CTL 6.45% June 15, 2021

Issuer: CenturyLink, Inc                                        Offering Type:        US Registered
        (CTL 6.45% June 15, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  06/09/2011         None                                      YES

 2.   Trade Date                                     06/09/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.659          None                                      YES

 4.   Price Paid per Unit                              $99.659          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.80%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $89,693          None                                      YES

 9.   Total Size of Offering                        $1,245,737,500      None                                      YES

10.   Total Price Paid by the Fund plus Total        $15,148,168                                                  YES
      Price Paid for same securities                                    #10 divided by #9 must not exceed
      purchased by the same Sub-Adviser for                             25% **
      other investment companies

11.   Underwriter(s) from whom the Fund             BARCLAYS CAPITAL    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                    INC            affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: DISCA 4.375% June 15, 2021

Issuer: Discovery Communications                                Offering Type:        US Registered
        (DISCA 4.375% June 15, 2021)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  06/13/2011         None                                      YES

 2.   Trade Date                                     06/13/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $99.377          None                                      YES

 4.   Price Paid per Unit                              $99.377          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.65%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                     $36,769          None                                      YES

 9.   Total Size of Offering                        $645,950,500        None                                      YES

10.   Total Price Paid by the Fund plus Total        $10,813,211        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           CITIGROUP GLOBAL      Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                  MARKETS          affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: (F 3.984% June 15, 2016 144A)

Issuer: Fuel Trust Series 2011-2                                Offering Type:        144A
        (F 3.984% June 15, 2016 144A)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  06/14/2011         None                                      YES

 2.   Trade Date                                     06/14/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                            $100            None                                      YES

 4.   Price Paid per Unit                               $100            Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.90%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $200,000          None                                      YES

 9.   Total Size of Offering                        $991,000,000        None                                      YES

10.   Total Price Paid by the Fund plus Total        $30,360,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description:  Fuel Trust Series 2011-2
                                                                                      (F 3.984% June 15, 2016 144A)

Issuer: Fuel Trust Series 2011-2                                Offering Type:        144A
        (F 3.984% June 15, 2016 144A)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  06/14/2011         None                                      YES

 2.   Trade Date                                     06/14/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $100.00          None                                      YES

 4.   Price Paid per Unit                              $100.00          Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.90%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $200,000          None                                      YES

 9.   Total Size of Offering                        $991,000,000        None                                      YES

10.   Total Price Paid by the Fund plus Total        $30,630,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund           BOFA MERRILL LYNCH    Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Tactical Allocation VP            Security Description: FORDL 2011-A A2 0.74%
                                                                                      September 15, 2013

Issuer: Ford Credit Auto Lease Trust 2011-A A2                  Offering Type:        US Registered
        (FORDL 2011-A A2 0.74% September 15, 2013)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  06/29/2011         None                                      YES

 2.   Trade Date                                     06/29/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99216         None                                      YES

 4.   Price Paid per Unit                             $99.92216         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.20%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $119,991          None                                      YES

 9.   Total Size of Offering                        $389,969,424        None                                      YES

10.   Total Price Paid by the Fund plus Total        $16,798,683        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                SECURITIES         affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond VP                      Security Description: FORDL 2011-A A2 0.74%
                                                                                      September 15, 2013

Issuer: Ford Credit Auto Lease Trust 2011-A A2                  Offering Type:        US Registered
        (FORDL 2011-A A2 0.74% September 15, 2013)

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  06/29/2011         None                                      YES

 2.   Trade Date                                     06/29/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                          $99.99216         None                                      YES

 4.   Price Paid per Unit                             $99.92216         Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               0.20%           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $179,986          None                                      YES

 9.   Total Size of Offering                        $389,969,424        None                                      YES

10.   Total Price Paid by the Fund plus Total        $16,798,683        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                SECURITIES         affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   Donna Nascimento, Vice President
                                   J.P. Morgan Investment Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Capital Growth VP           Security Description: Common Stock

Issuer: Yandex NV                                               Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                   05/24/11          None                                      N/A

 2.   Trade Date                                      05/24/11          Must be the same as #1                    YES

 3.   Unit Price of Offering                           $25.00           None                                      N/A

 4.   Price Paid per Unit                              $25.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $1.25           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $410,525          None                                      N/A

 9.   Total Size of Offering                       $1,304,352,200       None                                      N/A

10.   Total Price Paid by the Fund plus Total        $55,000,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth VP           Security Description: Common Stock

Issuer: Renren Inc                                              Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/04/2011         None                                      N/A

 2.   Trade Date                                     05/04/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $14.00           None                                      N/A

 4.   Price Paid per Unit                              $14.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $0.84           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $627,564          None                                      N/A

 9.   Total Size of Offering                        $743,400,000        None                                      N/A

10.   Total Price Paid by the Fund plus Total        $14,000,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth VP           Security Description: Common Stock

Issuer: LinkedIn Corp                                           Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/18/2011         None                                      N/A

 2.   Trade Date                                     05/18/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $45.00           None                                      N/A

 4.   Price Paid per Unit                              $45.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $3.15           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $928,935          None                                      N/A

 9.   Total Size of Offering                        $352,800,000        None                                      N/A

10.   Total Price Paid by the Fund plus Total        $22,500,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund               JP MORGAN         Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Mid Cap Growth VP           Security Description: Common Stock

Issuer: Yandex NV                                               Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/24/2011         None                                      N/A

 2.   Trade Date                                     05/24/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $25.00           None                                      N/A

 4.   Price Paid per Unit                              $25.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $1.25           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                   $1,332,875         None                                      N/A

 9.   Total Size of Offering                       $1,304,352,200       None                                      N/A

10.   Total Price Paid by the Fund plus Total        $55,000,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Multi Managed Large Cap Core VP            Security Description: Common Stock

Issuer: Yandex NV                                               Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/24/2011         None                                      N/A

 2.   Trade Date                                     05/24/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $25.00           None                                      N/A

 4.   Price Paid per Unit                              $25.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $1.25           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $251,925          None                                      N/A

 9.   Total Size of Offering                       $1,304,352,200       None                                      N/A

10.   Total Price Paid by the Fund plus Total        $55,000,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunities VP     Security Description: Common Stock

Issuer: Renren Inc                                              Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/04/2011         None                                      N/A

 2.   Trade Date                                     05/04/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $14.00           None                                      N/A

 4.   Price Paid per Unit                              $14.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $0.84           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $338,842          None                                      N/A

 9.   Total Size of Offering                        $743,400,000        None                                      N/A

10.   Total Price Paid by the Fund plus Total        $14,000,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunities VP     Security Description: Common Stock

Issuer: LinkedIn Corp                                           Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/18/2011         None                                      N/A

 2.   Trade Date                                     05/18/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $45.00           None                                      N/A

 4.   Price Paid per Unit                              $45.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $3.15           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $501,480          None                                      N/A

 9.   Total Size of Offering                        $352,800,000        None                                      N/A

10.   Total Price Paid by the Fund plus Total        $22,500,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund               JP MORGAN         Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Growth Opportunity VP       Security Description: Common Stock

Issuer: Yandex NV                                               Offering Type:        US Registered

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION           (YES/NO)
      -----------------------------------------   -------------------   ----------------------------------   -------------
 1.   Offering Date                                  05/24/2011         None                                      N/A

 2.   Trade Date                                     05/24/2011         Must be the same as #1                    YES

 3.   Unit Price of Offering                           $25.00           None                                      N/A

 4.   Price Paid per Unit                              $25.00           Must not exceed #3                        YES

 5.   Years of Issuer's Operations                   MORE THAN 3        Must be at least three years *            YES

 6.   Underwriting Type                                 FIRM            Must be firm                              YES

 7.   Underwriting Spread                               $1.25           Sub-Adviser determination to be           YES
                                                                        made

 8.   Total Price paid by the Fund                    $719,050          None                                      N/A

 9.   Total Size of Offering                       $1,304,352,200       None                                      N/A

10.   Total Price Paid by the Fund plus Total        $55,000,000        #10 divided by #9 must not exceed         YES
      Price Paid for same securities                                    25% **
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund             DEUTSCHE BANK       Must not include Sub-Adviser              YES
      purchased (attach a list of ALL                                   affiliates ***
      syndicate members)

12.   If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
      manager, was the instruction listed
      below given to the broker(s) named in
      #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                   /s/
                                   ---------------------------------------------
                                   David Cohen

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.